© Celanese Celanese Corporation 1 Celanese Q3 2017 Earnings Monday, October 16, 2017 Conference Call / Webcast Tuesday, October 17, 2017 10:00 a.m. Eastern Time Mark Rohr, Chairman and Chief Executive Officer Chris Jensen, EVP and Chief Financial Officer Exhibit 99.1(b)

© Celanese Celanese Corporation 2 Forward-Looking Statements This presentation contains "forward-looking statements," which include information concerning the Company's plans, objectives, goals, strategies, future revenues, synergies, performance, capital expenditures, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions, including the announced joint venture transaction. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this presentation, including with respect to the joint venture. These risks and uncertainties include, among other things: changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, textiles, electronics and construction industries; changes in the price and availability of raw materials, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, wood pulp and fuel oil and the prices for electricity and other energy sources; the ability to pass increases in raw material prices on to customers or otherwise improve margins through price increases; the ability to maintain plant utilization rates and to implement planned capacity additions and expansions; the ability to reduce or maintain current levels of production costs and to improve productivity by implementing technological improvements to existing plants; the ability to identify desirable potential acquisition targets and to consummate acquisition or investment transactions consistent with the Company's strategy; increased price competition and the introduction of competing products by other companies; market acceptance of our technology; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the Company; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, cyber security incidents, terrorism or political unrest or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the occurrence of acts of war or terrorist incidents or as a result of weather or natural disasters; potential liability for remedial actions and increased costs under existing or future environmental regulations, including those relating to climate change; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies of governments or other governmental activities in the countries in which we operate; changes in currency exchange rates and interest rates; our level of indebtedness, which could diminish our ability to raise additional capital to fund operations or limit our ability to react to changes in the economy or the chemicals industry; and various other factors discussed from time to time in the Company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year. Presentation This document presents the Company's business segments in two subtotals, reflecting our two cores, the Acetyl Chain and Materials Solutions, based on similarities among customers, business models and technical processes. As described in the Company's annual report on Form 10-K and quarterly reports on Form 10-Q, the Acetyl Chain includes the Company's Acetyl Intermediates segment and the Industrial Specialties segment. Materials Solutions includes the Company's Advanced Engineered Materials segment and the Consumer Specialties segment, which includes our cellulose derivatives business. Non-GAAP Financial Measures This presentation, and statements made in connection with this presentation, refer to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the Company, including the most directly comparable GAAP financial measure for each non-GAAP financial measures used, including definitions and reconciliations of the differences between such non-GAAP financial measures and the comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, www.celanese.com, under Investor Relations/Financial Information/Non-GAAP Financial Measures. Important Information

© Celanese Celanese Corporation 3 • Completed de-bottlenecking projects over the last year that increased output by 10 percent per unit for select POM, UHMW-PE, PPS and PBT assets in the US, Germany, and China • Announced plans to add production lines in the US, Italy and China to expand compounding capacity by roughly 100 kt per year. • Commercialized a record 585 projects in the third quarter of 2017, a 67 percent increase from the same period last year, in engineered materials* • Advanced the 150 kt expansion of vinyl acetate monomer at Clear Lake, Texas facility. This expansion is expected to be commissioned at the end of 2018. • Filed for regulatory approval of the tow joint venture with Blackstone in all six jurisdictions and received approval in Mexico. Recent Highlights *Advanced Engineered Materials excluding affiliates

© Celanese Celanese Corporation 4 Opportunity Pipeline Examples Automotive Air Duct Hand Tools • Vehicle weight reduction continues to be a top priority for the automotive industry • Celanese's PPS polymers combine weld-ability with heat and chemical resistance required in engine applications, while significantly lower weight than metal • Air ducts produced with PPS are blow-moldable, reduce complexity, and improve cost-efficiency of the manufacturing process • Increasing customer demand for more durable and ergonomic hand tools • Hammer handle and grip developed with nylon polymers (Nilit) and thermoplastic elastomers (SO.F.TER.) • Provides improved handle strength, impact resistance, and improved aesthetics • Celanese's polymers save manufacturers processing costs and time compared to wood

© Celanese Celanese Corporation 5 Net sales (in millions) Factors Affecting Net Sales $1,500 $1,000 $500 $0 30% 20% 10% 0% Q3 2016 Q2 2017 Q3 2017 24.1% 21.6% 22.0% $1,323 $1,510 $1,566 Q3 Performance • Adjusted earnings per share of $1.93, an all-time record • Net sales of $1.6 billion, an 18% increase year over year • Adjusted EBIT of $345 million and adjusted EBIT margin of 22.0% • Operating cash flow of $255 million • Free cash flow of $181 million *QoQ represents Q3 2017 as compared to Q2 2017; YoY represents Q3 2017 as compared to Q3 2016. GAAP Diluted EPS Adjusted EPS Q3 2017 $1.68 $1.93 Q2 2017 $1.72 $1.79 Q3 2016 $1.83 $1.67 Total segment income margin Celanese Corporation Q3 2017 Highlights QoQ* YoY* 19% 16% 13% 10% 7% 4% 1% -2% Volume Price Currency Other Total

© Celanese Celanese Corporation 6 Net sales (in millions) Q3 Performance Factors Affecting Net Sales $800 $600 $400 $200 $0 40% 20% 0% Q3 2016 Q2 2017 Q3 2017 38.1% 31.2% 31.0% $590 $709 $730 Total core income margin YoY Core income highlights • Volume growth in AEM, mainly from the Nilit and SO.F.TER. acquisitions, growth in Asia and new projects more than offset decline in tow volume. • Decline in acetate tow pricing driven by lower industry utilization rate partially offset by productivity gains. QoQ Core income highlights • Pricing increased in AEM* across most polymer platforms and regions. • Increase in AEM volume was offset by production disruptions from Hurricane Harvey at Bishop,Texas. Materials Solutions QoQ YoY 28% 23% 18% 13% 8% 3% -2% -7% Volume Price Currency Other Total *AEM Advanced Engineered Materials

© Celanese Celanese Corporation 7 Q3 Performance Factors Affecting Net Sales YoY Core income highlights • Pricing expanded, mainly in acetic acid and VAM, driven by commercial actions and improving acetyls landscape, in excess of increase in raw material costs. • Volume growth in Europe and Asia offset disruption in the Gulf Coast due to Hurricane Harvey. QoQ Core income highlights • Volume consistent due to constraints in second quarter from Clear Lake, Texas turnaround and third quarter due to Hurricane Harvey. Net sales (in millions) Total core income margin $900 $600 $300 $0 30% 20% 10% 0% Q3 2016 Q2 2017 Q3 2017 14.3% 16.0% 18.2% $763 $826 $863 QoQ YoY 15% 10% 5% 0% -5% Volume Price Currency Other Total Acetyl Chain

© Celanese Celanese Corporation 8 • Operating cash flow of $255 million • Free cash flow of $181 million; expect roughly $800 million for the year • Net capital expenditures of $64 million; expect 2017 to be in the $250-300 million range Free Cash Flow (in millions) Cash flow from operations Free cash flow $400 $300 $200 $100 $0 Q3 2014 Q3 2015 Q3 2016 Q3 2017 $379 $173 $304 $255 $234 $101 $237 $181 Cash Flow Anticipate cash generation of $6.2 billion between 2016 and 2020, including dividend from proposed tow JV of $1.6 billion Q3 2017

© Celanese Celanese Corporation 9 $2.7 billion returned to shareholders since 2012 via dividends and share repurchases Dividend Payout and Share Repurchases (in millions) Dividend Share Repurchases $800 $600 $400 $200 $0 2014 2015 2016 YTD 2017* Share Repurchases Dividend • Repurchased ~2.0 million shares deploying $200 million in Q3 2017 • Repurchased a total of $500 million in shares in 2017 • Returned $62 million to shareholders in dividends in Q3 2017 $394 $701 $594 Returning Cash to Shareholders *YTD Year-to-date as of September 30, 2017 $678